THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION

DIGITAL YEARBOOK INC.

(to be renamed TITAN IRON ORE CORP.)

INSTRUCTIONS TO SUBSCRIBER:

1.           COMPLETE the information on Page 2 of this Subscription Agreement. You must reside outside North America to use this form.

2.           DELIVER the Subscription Proceeds, in the form of wire transfer (wire transfer instructions will be provided upon request), together with one originally executed copy of this entire Subscription Agreement  to Digital Yearbook Inc. (to be renamed Titan Iron Ore Corp.), at

4320 – 196 Street, S.W., #111
Lynwood, WA 98036-6754
Attention: Ed Mulhern

3.
EMAIL a copy of Page 2 of this Subscription Agreement to Digital Yearbook Inc. (to be renamed Titan Iron Ore Corp.), attention Ed Mulhern at mulhernone@gmail.com and a copy to Bernard Pinsky bip@cwilson.com

IMPORTANT NOTE: PRIOR TO CLOSING OF THE UNITS THE COMPANY WILL UNDERGO A 37 NEW FOR 1 OLD FORWARD STOCK SPLIT OF ITS COMMON STOCK AND WILL UNDERGO A NAME CHANGE TO TITAN IRON ORE CORP.  THIS SUBSCRIPTION RELATES TO NEW POST SPLIT SHARES AND WARRANTS ONLY.

If you have any questions please contact Ed Mulhern at: (425) 286-3068.

DIGITAL YEARBOOK INC.
(TO BE RENAMED TITAN IRON ORE CORP.)
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Digital Yearbook Inc. (to be renamed Titan Iron Ore Corp.) (the “Issuer”) that number of post-split units of the Issuer (the “Units”) set out below at a price of $0.50 per Unit.  Each Unit is comprised of one share of common stock in the capital of the Issuer (each, a “Share”) and one half of one non-transferable share purchase warrant (each, a “Warrant”).  One whole Warrant shall entitle the holder thereof to acquire one additional Share (each, a “Warrant Share”) at a price of $0.75 per Warrant Share until 5:00 p.m. (Pacific time) on the date of expiration of the Warrant, which is three years following the Closing Date (as defined herein).  The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units”.

Subscriber Information		Units to be Purchased Number of Units: x $0.50
(Name of Subscriber)
=
Account Reference (if applicable):
	X	Aggregate Subscription Price: (the “Subscription Amount”)
(Signature of Subscriber – if the Subscriber is an Individual)
X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)

(SIN, SSN, or other Tax Identification Number of the Subscriber)

(Subscriber’s Address, including city and province or state or residence)

(Telephone Number) (Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name of Disclosed Principal)

(Address of Disclosed Principal)

(Account Reference, if applicable)

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

Register the Shares, Warrants and Warrant Shares as set forth below: (Name to Appear on Share and Warrant Certificate) (Account Reference, if applicable) (Address, including Postal Code)		Deliver the Shares, Warrants and Warrant Shares as set forth below: (Attention - Name) (Account Reference, if applicable) (Address, including Postal Code) (Telephone Number)

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement. as of the ____ day of _______________________, 2011.

DIGITAL YEARBOOK INC.  (to be renamed TITAN IRON ORE CORP.)

Per: _______________________________
Authorized Signatory

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION
(Offshore Subscribers Only Outside North America)

TO:         DIGITAL YEARBOOK INC. (to be renamed TITAN IRON ORE CORP.) (the "Company")
4320 – 196 Street, S.W., #111
Lynwood, WA 98036-6754

1. Purchase of Units

1.	SUBSCRIPTION

1.1
The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase post-split units (the "Units") in the amount set out on Page 2 of this Subscription Agreement, at a price of US $0.50 per Unit (such subscription and agreement to purchase being the "Subscription"), for the total subscription price as set out on Page 2 of this Subscription Agreement (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2
Each Unit consists of one share of the Company’s common stock and one-half common stock share purchase warrant (together or individually; the "Securities"). Redeeming one whole warrant will allow the holder to purchase an additional share in the Company’s common stock for US $0.75 per share for the three years immediately subsequent to the date on which the Securities are issued.  Shares and warrants referred to are post-split of 37 for one which is expected to occur just prior to the time of issuance of the Units.

1.3
The Company hereby agrees to sell the Units to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth herein.  Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company.

1.4	Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2.	PAYMENT

2.1	The Subscription Proceeds must accompany this Subscription Agreement or they must be wired directly to the Company in accordance with wire instructions that will be provided by the Company on request.

2.2	The Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company.

2.3	The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

2.4
The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

3.	CLOSING

Closing of the purchase and sale of the Units shall occur on or before June 15, 2011, or on such other date or dates as may be determined by the Company in its sole discretion (the "Closing Date"), but there is no minimum number of Units being offered.  The Subscriber acknowledges that Units may be issued to other subscribers under this offering (the "Offering"), and that these may close before, on or after the Closing Date.

4.	ACKNOWLEDGEMENTS OF SUBSCRIBER

The Subscriber acknowledges and agrees that:

(a)
the Securities have not been registered under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or under any securities or "blue sky" laws of any state of the United States and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to a U.S. Person, as that term is defined in Regulation “S” (“Regulation “S”) promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the 1933 Act, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)
the Company will refuse to register any transfer of any of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)
the decision to execute this Subscription Agreement and purchase the Units has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon information provided by the Company in this document (the "Company Information").

(d)
the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

(e)	by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

(f)
the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

(g)
the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(h)
the issuance and sale of the Units to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(i)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(j)
the Subscriber has not acquired the Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(k)
the Subscriber is not a U.S. Person (as defined in Regulation S), is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Units as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Units;

(l)
the statutory and regulatory basis for the exemption claimed for the offer and sale of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(m)
the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Units through a person registered to sell securities and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies, including statutory rights of rescission or damages, will not be available to the Subscriber;

(n)	the Securities are not listed on any stock exchange and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange;

(o)	neither the SEC, nor any other securities regulatory authority has reviewed or passed on the merits of the Securities;

(p)	no documents in connection with this Offering have been reviewed by the SEC, nor by any other state securities administrators;

(q)	there is no government or other insurance covering any of the Securities; and

(r)
this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

5.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5.1
The Subscriber hereby represents and warrants to and covenants with the Company, as of the date of this Agreement and as of the Closing Date (which representations, warranties and covenants shall survive the Closing Date) that:

(a)	the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(b)	the Subscriber is not a “U.S. Person”, as defined in Regulation S;

(c)	the Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person, as defined in Regulation S;

(d)	the Subscriber is resident in the jurisdiction set out on Page 2 of this Subscription Agreement;

(e)	the Subscriber:

(i)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Units,

(ii)
is purchasing the Units pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Units under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)
acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Units and Securities, and

(iv)	represents and warrants that the acquisition of the Units by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

C.
the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f)
the Subscriber is acquiring the Units as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons (as defined in Regulation S);

(g)
the Subscriber acknowledges that it has not acquired the Units as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(h)
the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(i)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(j)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(k)	the Subscriber has received and carefully read this Subscription Agreement;

(l)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Units for an indefinite period of time, and can afford the complete loss of such investment;

(m)
the Subscriber has the degree of knowledge, education and experience in financial and business matters as to enable the Subscriber to evaluate the merits and risks of the investment in the Units and the Company;

(n)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(o)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(p)
the Subscriber is not an underwriter of, or dealer in, the Company's Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Units;

(q)
the Subscriber has made an independent examination and investigation of an investment in the Units and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Units and the Company;

(r)
if the Subscriber is acquiring the Units as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(s)
the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Units as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(t)	no person has made to the Subscriber any written or oral representations:

(v)	that any person will resell or repurchase any of the Securities,

(vi)	that any person will refund the purchase price of any of the Securities,

(vii)	as to the future price or value of any of the Securities, or

(viii)	that any of the Securities will be listed and posted for trading on any stock exchange or that application has been made to list and post any of the Securities of the Company on any stock exchange.

5.2
In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

6.	ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to purchase the Units was made based solely on the Company Information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.  Because the Subscriber is not purchasing the Units under a prospectus, the Subscriber will not have the civil protections, rights and remedies that would otherwise be available to the Subscriber under the securities laws in United States, including statutory rights of rescission or damages.

7.	REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Units under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Securities, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and the date of delivery and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of all of the Securities.

8.	RESALE RESTRICTIONS

8.1
The Subscriber acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

8.2
The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section  above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

9.	ACKNOWLEDGEMENT AND WAIVER

9.1
The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of information available to the Subscriber on the EDGAR database maintained by the SEC at www.sec.gov

10.	LEGENDING OF SUBJECT SECURITIES

10.1
The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

10.2
The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.	Costs

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

12.	GOVERNING LAW

This Subscription Agreement is governed by the laws of the State of Nevada.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Nevada.

13.	SURVIVAL

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

14.	ASSIGNMENT

This Subscription Agreement is not transferable or assignable.

15.	SEVERABILITY

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16.	ENTIRE AGREEMENT

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17.	NOTICES

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the delivery address on Page 2 and notices to the Company shall be directed to it at the address stated on the first page of this Subscription Agreement.

18.	COUNTERPARTS AND ELECTRONIC MEANS

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.